UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 23, 2018
First Busey Corporation
 (Exact name of registrant as specified in charter)
Nevada	0-15950	37-1078406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 W. University Ave.
Champaign, Illinois  61820
 (Address of principal executive offices) (Zip code)
(217) 365-4544
 (Registrant's telephone number, including area code)
N/A
 (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.
On May 23, 2018, the Company held its annual meeting of stockholders in Urbana, Illinois.  Of the 48,708,521 shares of common stock issued and outstanding as of the record date for the meeting, 40,332,053 shares were represented at the meeting in person or by proxy, constituting 82.80% of the outstanding shares.  At the meeting, the stockholders approved all of the director nominees and the proposals presented.
The final results of voting on each of the matters submitted to a vote of stockholders during the annual meeting are as follows:
1.
The election of twelve directors to hold office until the 2019 Annual Meeting of Stockholders or until their successors are elected and have qualified.  There were 7,737,322 broker non-votes in connection with the election of directors.

Name	Votes For	Votes Withheld
Joseph M. Ambrose	32,056,248	538,483
George Barr	32,388,841	205,890
Stanley J. Bradshaw	32,213,277	381,454
David J. Downey	21,856,644	10,738,087
Van A. Dukeman	32,338,292	256,439
Frederic L. Kenney	32,390,591	204,140
Elizabeth M. Kimmel	29,982,868	2,611,863
Stephen V. King	32,165,220	429,511
Gregory B. Lykins	31,032,593	1,562,138
August C. Meyer, Jr.	26,804,228	5,790,503
George T. Shapland	30,945,767	1,648,964
Thomas G. Sloan	32,207,554	387,177

2.	The approval, in a non-binding, advisory vote, of the compensation of the named executive officers of the Company.
Votes For	Votes Against	Abstentions	Broker Non-Votes
26,524,160	5,829,111	241,460	7,737,322

3.	The approval, in a non-binding, advisory vote, on the frequency of advisory vote on executive compensation.
One Year	Two Years	Three Years	Abstain	Broker Non-Votes
29,784,566	85,433	2,586,640	138,092	7,737,322
4.	To ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018.
Votes For	Votes Against	Abstentions	Broker Non-Votes
39,797,903	220,455	313,695	-

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 24, 2018	First Busey Corporation
By:       /s/ Robin N. Elliott
Name:  Robin N. Elliott
Title:    Chief Operating Officer and Chief Financial Officer